UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 1, 2026

AVALON GLOBOCARE CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-38728	47-1685128
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

4400 Route 9 South, Suite 3100, Freehold, NJ 07728

(Address of principal executive offices, including zip code)

(732) 780-4400

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ALBT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Information.

On April 1, 2026, Avalon GloboCare Corp. (the “Company”) posted the disclosure below to its social media on Stocktwits; X, yahoo finance and Reddit:

“On March 30, 2026, our shareholders approved several proposals related to the Company’s capital structure and financing flexibility, including authorization for the Board to implement a reverse stock split in the future, if deemed appropriate.

This approval does not mean a reverse stock split is being implemented at this time. There is currently no reverse stock split planned. The authorization simply provides the Board with flexibility to act in the future if it determines it is in the best interest of the Company and its shareholders.

This type of authorization is a standard governance measure designed to maintain optionality as companies evaluate strategic and corporate priorities. Avalon remains focused on executing its business strategy and advancing its ongoing initiatives.”

We use, and will continue to use, various social media channels, including our Stocktwits account (https://stocktwits.com/AvalonGloboCareIR), , our X account (https://x.com/AvalonGloboC_IR), our yahoo finance account (https://finance.yahoo.com/quote/ALBT/community/) and our Reddit account (https://www.reddit.com/user/AvalonGloboCareIR/), as additional means of disclosing public information to investors, the media and others interested in the Company. It is possible that certain information we disseminate in on social media could be deemed to be material information, and we encourage investors, the media and others interested in the Company to review the business and financial information that we post on our social media channels identified above, as such information could be deemed to be material information.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVALON GLOBOCARE CORP.

Dated: April 1, 2026	By:	/s/ Luisa Ingargiola
	Name:	Luisa Ingargiola
	Title:	Chief Financial Officer

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